Restricted Net Assets	12 Months Ended
Dec. 31, 2011
Restricted Net Assets
19	Restricted Net Assets

Relevant PRC laws and regulations permit payments of dividends by the Company’s PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, the PRC subsidiaries are required to annually appropriate 10% of net after-tax income to the general reserve fund or statutory surplus fund (see Note 13 (b)) prior to payment of any dividends, unless such reserve funds have reached 50% of its respective registered capital. As a result of these and other restrictions under PRC laws and regulations, the PRC subsidiaries are restricted in their ability, which restricted portion amounted to approximately RMB75,109,995 million and RMB78,109,995 million as of December 31, 2010 and 2011, respectively. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries for working capital and other funding purposes, the Company may in the future require additional cash resources from the PRC subsidiaries due to changes in business conditions, to fund future acquisitions and development, or merely to declare and pay dividends to make distributions to shareholders.

The Company performed a test on the restricted net assets of consolidated subsidiary and VIE in accordance with Securities and Exchange Commission Regulation S-X Rule 4-08 (e) (3), “General Notes to Financial Statements” and concluded the restricted net assets exceed 25% of the consolidated net assets of the Company as of December 31, 2011. Therefore the separate condensed financial statements of the Company should be presented with the Company’s investments in its subsidiary under the equity method of accounting (Please see Note 21 for details).